UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CALLISTO PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CALLISTO PHARMACEUTICALS, INC.
NOTICE OF SPECIAL MEETING
AND
PROXY STATEMENT

March    , 2007

at 11:00 a.m.

CALLISTO PHARMACEUTICALS, INC.
420 LEXINGTON AVENUE, SUITE 1609
NEW YORK, NEW YORK 10170

February    , 2007

Dear Stockholder:

You are invited to attend a Special Meeting of Stockholders (the “Meeting”) of Callisto Pharmaceuticals, Inc., to be held at our offices located at 420 Lexington Avenue, Suite 1609, New York, New York on March    , 2007, at 11:00 am local time. Details of the business to be conducted at the Meeting are provided in the attached Notice of Special Meeting and Proxy Statement.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote over the Internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,

/s/ Gabriele M. Cerrone
Gabriele M. Cerrone
Chairman of the Board of Directors

CALLISTO PHARMACEUTICALS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH    , 2007

To our Stockholders:

A Special Meeting of our Stockholders (the “Meeting”) will be held at our offices located at 420 Lexington Avenue, Suite 1609, New York, New York, on March    , 2007, beginning at 11:00 a.m. local time, to consider the following proposal:

1.               To approve the potential issuance of up to 17,448,427 shares of our common stock, $.0001 par value (issuable upon the conversion of  614,125 shares of Series A Convertible Preferred Stock and the exercise of 9,260,094 common stock purchase warrants) at a price below fair market value issued in connection with a private placement conducted October 2006 – January 2007. (Proposal No. 1);

2.               To amend our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $.0001 per share (the “Common Stock”), of the Company from 100,000,000 shares to 150,000,000 shares. (Proposal No. 2);

3.               To consider and transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO US AND OUR STOCKHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

The proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, our Board of Directors recommends a vote “FOR” the proposal. We intend to mail this Proxy Statement, Notice of Special Meeting and Proxy enclosed with this notice on or about  February    , 2007, to all stockholders entitled to vote at the Meeting. If you were a stockholder of record of our common stock (AMEX: KAL) on January    , 2007, the record date for the Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

We thank you for your cooperation in returning your proxy as promptly as possible.

By Order of the Board of Directors

Gabriele M. Cerrone

Chairman of the Board of Directors

New York, New York

February    , 2007

IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a website address and voting codes, we urge you to vote on the Internet at www.votestock.com or telephonically toll-free at 1-866-626-4508 to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

Please SIGN, DATE, and RETURN the enclosed Proxy or submit your Proxy by telephone or the Internet immediately whether or not you plan to attend the Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the Special Meeting of our stockholders which will be held at our offices located at 420 Lexington Avenue, Suite 1609, New York, New York, on March    , 2007 beginning at 11:00 a.m., and at any postponements or adjournments thereof on.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q:    What is the purpose of the Special Meeting?

A:           At our Special Meeting, stockholders are being to ask to vote upon and approve the issuance of up to 17,448,427 shares of our common stock, $.0001 par value (issuable upon the conversion of  614,125 shares of Series A Convertible Preferred Stock and the exercise of 9,260,094 common stock purchase warrants) at a price below fair market value issued pursuant in connection with a private placement conducted October 2006 – January 2007.  Furthermore, stockholders are being asked to vote upon and approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares.

Q:    Who is entitled to vote at the meeting?

A:           Stockholders of record at the close of business on January    , 2007, the record date for the meeting, are entitled to receive notice of and to participate in the Meeting. As of that record date, we had outstanding and entitled to vote          shares of common stock. The common stock is the only class of our stock that is outstanding and entitled to vote at the Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of our common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Meeting.

Q:    Who can attend the meeting?

A:           Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 10 a.m., and seating will begin at 10:30 a.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:    Why are we soliciting proxies?

A:           Because many of our stockholders are unable to personally attend the Special Meeting, our Board of Directors (the “Board” or the “Board of Directors”) solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on the matters which are scheduled to come before the meeting. When the Proxy is returned properly executed, the stockholder’s shares will be voted according to the stockholder’s directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

Q:    What constitutes a quorum?

A:           The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date,          shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least          votes will be required to establish a quorum.  If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present.  Because abstentions and withheld votes are considered present for purposes of determining voting power, abstentions and withheld votes have the effect of a vote AGAINST a proposal.  If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q:    How do I vote?

A:    We are offering you four methods of voting.

•                  You may indicate your vote on the enclosed proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

•                  You may vote by telephone by calling the toll free number that appears on the enclosed proxy card and following the instructions given.

•                  You may vote via the Internet by following the instructions provided on the enclosed proxy card.

•                  You may attend the meeting and vote in person.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q:    Can I vote by telephone or electronically?

A:           If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy card. If your shares are held in “street name,” please check your Proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

The deadline for voting by telephone or electronically is 5:00 p.m. (Eastern Standard Time) on March    , 2007.

Q:    Can I change my vote after I return my Proxy card?

A:           A Proxy may be revoked by giving our Secretary written notice of revocation at any time before the voting of the shares represented by the Proxy. A stockholder who attends the meeting may revoke a Proxy at the meeting. Attendance at the meeting will not, by itself, revoke a Proxy.

Q:    What are the Board’s recommendations?

A:           Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•                  For the potential issuance of up to 17,448,427 shares of our common stock, $.0001 par value (issuable upon the conversion of  614,125 shares of Series A Convertible Preferred Stock and the exercise of 9,260,094 common stock purchase warrants) at a price below fair market value issued in connection with a private placement conducted October 2006 – January 2007.  ; (see page 5).

•                  For an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares (see page 7).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:    What vote is required to approve each proposal?

A:           The potential issuance of up to 17,448,427 shares of our common stock, $.0001 par value (issuable upon the conversion of  614,125 shares of Series A Convertible Preferred Stock and the exercise of 9,260,094 common stock purchase warrants), at a price below fair market value issued in connection with a private placement conducted October 2006 – January 2007 may be approved by the vote of a majority of votes represented by shares present in person or by proxy and entitled to vote at the special meeting.

Approving the amendment of our Certificate of Incorporation will require the affirmative vote, either in person or by proxy, of the holders of a majority of our outstanding shares of common stock.

PROPOSAL NO. 1

TO APPROVE THE POTENTIAL ISSUANCE OF UP TO 17,448,427 SHARES OF COMMON STOCK  (ISSUABLE UPON THE CONVERSION OF 614,125 SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF 9,260,094 COMMON STOCK PURCHASE WARRANTS) AT A PRICE BELOW FAIR MARKET VALUE ISSUED IN CONNECTION WITH A PRIVATE PLACEMENT CONDUCTED OCTOBER 2006 – JANUARY 2007.

American Stock Exchange Requirements

In connection with the transactions described below with accredited investors, we are seeking stockholders’ approval of the potential issuance of up to 17,448,427 shares of our common stock (issuable upon the conversion of 614,125 shares of Series A Convertible Preferred Stock and the exercise of 9,260,094 common stock purchase warrants), which is 44.50% of the outstanding shares of common stock as of October 20, 2006 (the trading day immediately preceding the date of the initial closing), to the extent required by the American Stock Exchange (“AMEX”), at a market price below fair market value at the time of issuance and sale (including, if, at that time, the price is also below book value per share). Under Section 713 of the Listing Standards, Policies and Requirements of the AMEX, the sale, issuance, or potential issuance by a company of common stock (or securities convertible into common stock) equal to 20% or more of its currently outstanding shares of common stock, at a price less than the greater of book or market value of our stock requires stockholder approval, provided that stockholder approval is not required for a “public offering” as defined by the AMEX.  Since the conversion price for shares of our common stock into which the Series A Convertible Preferred Stock and the warrants (as described below) could be converted at a price below fair market value in accordance with the terms of the Series A Convertible Preferred Stock and the warrants, we are seeking approval from you for issuances of common stock underlying the Series A Convertible Preferred Stock and the warrants.

As of January    , 2007, we had           shares of our common stock outstanding.

Principal Terms of the Private Placement

On October 23, 2006, November 22, 2006, December 20 and 22, 2006 and January 10, 2007 we entered into a securities purchase agreement, respectively, with accredited investors (the “Investors”) for the sale of 105, 000, 67,250, 402,100 and 28,000 shares of Series A Convertible Preferred Stock  (the “Series A Preferred Stock”), respectively, and 1,400,000, 896,667, 5,361,333 and 373,333 warrants (collectively, the “Warrants”), respectively for aggregate gross proceeds of $1,050,000 and $672,500, $4,021,000 and $280,000 respectively.  Additionally, we issued an aggregate 11,775 share of Series A Preferred Stock and 1,228,761 Warrants to certain selling agents.  The Series A Preferred Stock is convertible into 8,188,333 shares of our common stock and the Warrants are exercisable for 9,260,094 shares of the our common stock, in each case subject to anti-dilution adjustments.   Other than pursuant to certain issuances, for the twelve (12) month period beginning on the effective date of the Registration Statement registering the resale of the shares of common stock underlying the Warrants by the Holder, if we at any time while the Warrants are outstanding, shall sell or grant any option to purchase or otherwise dispose of or issue any common stock or common stock equivalents entitling any person to acquire shares of common stock, at an effective price per share less than the then exercise price (such lower price, the “Base Exercise Price”, then, the exercise price shall be reduced to an amount equal to the Base Exercise Price.

The Series A Preferred Stock and Warrants were issued at discounts from fair market value of up to 7.4% based on the closing sales price on the AMEX for the trading day immediately preceding each closing date

The Certificate of Designations, Number, Voting Powers, Preferences and Rights of the Series A Preferred Stock and the terms of the Warrants includes a restriction which states that we cannot issue any shares of common stock pursuant to the conversion of the Series A Preferred Stock or the exercise of the Warrants which would result in more than 19.999% of the number of shares of common stock outstanding immediately prior to the original issuance date of the Series A Preferred Stock and Warrants being issued.  If we do not obtain shareholder approval, then we may not issue upon conversion of the Series A Preferred Stock and exercise of the Warrants in the aggregate, in excess of 19.999% of the number of shares of common stock outstanding on October 20, 2006 (the trading day immediately preceding October 23, 2006 (the first closing date)), or 7,801,417 shares of common stock.

Effect on Existing Stockholders

All the existing holders of our common stock will be diluted proportionately if the 17,448,427 shares of common stock issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants are issued.  Our common stock has no preemptive or similar rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF  THE POTENTIAL ISSUANCE OF UP TO 17,448,427 SHARES OF OUR COMMON STOCK, $.0001 PAR VALUE (ISSUABLE UPON THE CONVERSION OF 614,125

SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK AND THE EXERCISE OF 9,260,094 COMMON STOCK PURCHASE WARRANTS) AT A PRICE BELOW FAIR MARKET VALUE ISSUED IN CONNECTION WITH A PRIVATE PLACEMENT CONDUCTED OCTOBER 2006 – JANUARY 2007.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED, INCREASING THE AUTHORIZED COMMON STOCK FROM 100,000,000 SHARES TO 150,000,000 SHARES

The Board of Directors authorized an amendment to our Certificate of Incorporation, as amended, to increase the number of our authorized shares of common stock. Subject to stockholder approval, Article Four would be amended to read as follows and would be filed with the Delaware Secretary of State:

“FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares that the Corporation is authorized to issue is one hundred seventy million (170,000,000), of which one hundred fifty million (150,000,000) shares shall be Common Stock, $.0001 par value per share, and of which twenty million (20,000,000) shares shall be Preferred Stock, $.0001 par value per share.

The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval.  The Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them.  The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock.  The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

A copy of the proposed Certificate of Amendment to the Certificate of Incorporation of the Company is attached to this Proxy Statement as Appendix A.  The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock.  However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

As of the Record Date, a total of             shares of the Company’s currently authorized 100,000,000 shares of common stock are issued and outstanding.  The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED

SHARES OF THE  COMMON STOCK FROM 100,000,000 TO 150,000,000.

OTHER INFORMATION

Share Ownership by Principal Stockholders and Management

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of January    , 2007 by (i) each person know to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, (iii) the Named Executive Officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, N.Y. 10170.

	Shares of Common Stock
	Beneficially Owned (1)
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class

Gabriele M. Cerrone Chairman of the Board	3,486,737	(2)	8.6%

Gary S. Jacob Chief Executive Officer, Chief Scientific Officer and Director	834,745	(3)	2.1%

Bernard Denoyer Vice President, Finance	125,000	(4)	*

Daniel S. D’Agostino Chief Business Officer	116,448	(5)	*

Riccardo Dalla-Favera Director	27,000	(6)	*

Stephen Carter Director	62,574	(7)	*

Christoph Bruening Director	576,865	(8)	1.5%

John Brancaccio Director	71,415	(9)	*

Randall K. Johnson Director	65,000	(10)	*

All Directors and Executive Officers as a group (9 persons)	5,365,784	(11)	12.8%

Panetta Partners Ltd.	2,186,737		5.6%

* less than 1%

(1)                                  Applicable percentage ownership as of January    , 2007 is based upon             shares of common stock outstanding.

(2)                                  Consists of 1,300,000 shares of common stock issuable upon exercise of stock options held by Mr. Cerrone, 2,126,737 shares held by Panetta Partners, Ltd and 30,000 shares of common stock issuable upon conversion of 2,250 shares of Series A Convertible Preferred Stock and 30,000 shares of common stock issuable upon exercise of the warrants.   Mr. Cerrone is the sole managing partner of Panetta and in such capacity only exercises voting and dispositive control over securities owned by Panetta, despite him having only a small pecuniary interest in such securities.

(3)                                  Includes 700,000 shares of common stock issuable upon exercise of stock options.

(4)                                  Consists of 125,000 shares of common stock issuable upon exercise of stock options.

(5)                                  Includes 100,000 shares of common stock issuable upon exercise of stock options.

(6)                                  Consists of 27,000 shares of common stock issuable upon exercise of stock options.

(7)                                  Consists of 62,574 shares of common stock issuable upon exercise of stock options.

(8)                                  Includes of 101,166 shares of common stock issuable upon exercise of stock options.

(9)                                  Consists of 71,415 shares of common stock issuable upon exercise of stock options.

(10)                            Consists of 65,000 shares of common stock issuable upon exercise of stock options.

(11)                            Includes 2,552,155 shares of common stock issuable upon exercise of stock options, 30,000 shares of common stock upon conversion of 2,250 shares of Series A Convertible Preferred Stock and 30,000 shares of common stock issuable upon exercise of the warrants.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Special Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

Proxy Solicitation Costs.

The proxies being solicited hereby are being solicited by our company. The company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

ADDITIONAL INFORMATION

 We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

INCORPORATION BY REFERENCE

We are incorporating by reference our annual report on Form 10-K for the year ended December 31, 2005, our annual report on Form 10-K/A for the year ended December 31, 2005 and our Form 10-Q for the quarter ended September 30, 2006 and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. We are mailing this Proxy Statement to shareholders of record as of January    , 2007.  We will provide a copy of any of the documents set forth above, excluding exhibits, at no charge upon request by writing to Gary Jacob, Chief Executive Officer, Callisto Pharmacueticals, Inc., 420 Lexington Avenue, New York, New York  10170.

THE BOARD OF DIRECTORS

New York, New York

February    , 2007

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

CALLISTO PHARMACEUTICALS, INC.

The undersigned, Gary S. Jacob, being the Chief Executive Officer of Callisto Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, on behalf of said corporation, hereby certifies as follows:

FIRST: The name of the corporation is Callisto Pharmaceuticals, Inc. (the "Corporation").

SECOND: The Corporation wishes to amend its Certificate of Incorporation so as to increase the number of shares of capital stock that the Corporation shall have the authority to issue.

THIRD: To accomplish the amendment referred to in Paragraph SECOND above, Article FOURTH of the Certificate of Incorporation is hereby amended in its entirety to read as follows:

“FOURTH: The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is one hundred seventy million (170,000,000), of which one hundred and fifty million (150,000,000) shares shall be Common Stock, $.0001 par value per share, and of which twenty million (20,000,000) shares shall be Preferred Stock, $.0001 par value per share.

The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors of the Corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. ”

FOURTH: The forgoing Amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware

IN WITNESS WHEREOF, CALLISTO PHARMACEUTICALS, INC. has caused this Certificate of Amendment to be signed by its Chief Executive Officer, under penalties of perjury, this     day of        2007.

Gary S. Jacob, Ph.D.
Chief Executive Officer

PROXY CARD

CALLISTO PHARMACEUTICALS, INC.

PROXY FOR SPECIAL MEETING TO BE HELD ON MARCH    , 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Gabriele M. Cerrone and Gary S. Jacob, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Callisto Pharmaceuticals, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Special Meeting of Stockholders to be held on March    , 2007 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of Callisto Pharmaceuticals, Inc. to be held at the offices of the Company located at 420 Lexington Avenue, Suite 1609, New York, New York, on March    , 2007, beginning at 11:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-2

1.     Proposal to approve the potential issuance of up to 17,448,427 shares of CallistoPharmaceuticals, Inc. common stock, $.0001 par value (issuable upon the conversion of 614,125 shares of Series A Convertible Preferred Stock and the exercise of 9,260,094 common stock purchase warrants), at a price below fair market value issued in connection with a private placement conducted October 2006 – January 2007.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. Proposal to approve an amendment of Callisto Pharmaceuticals, Inc.’s Certificate of Incorporation, as amended, increasing the authorized common stock from 100,000,000 shares to 150,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important:  Please sign exactly as name appears on this proxy.  When signing as attorney,  executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2007
Signature
Name (printed)
Title

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.             VOTE BY TELEPHONE:  After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts.  Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

1-866-626-4508 on a touch-tone telephone

OR

2.             VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

OR

3.             VOTE BY MAIL:  If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.